RBC Capital Markets
Energy Conference
June 2, 2008
Strong Experience - Focused Growth - Managing Risk

Forward-Looking Statements
Ш This presentation contains forward-looking statements.
Ш Forward-looking statements are based on management
  assumptions and analyses.
Ш Actual experience may differ and such differences may
  be material.
Ш Backlog consists of written orders and estimates for our
  services which we believe to be firm. In many instances
  contracts are cancelable by customers so we may never
  realize some or all of our backlog, which may lead to
  lower than expected financial performance.
Ш Forward-looking statements are subject to uncertainties
  and risks which are disclosed in Geokinetics’ Annual
  Report on Form 10-K.

Market Data (at 5/28/2008)
• Exchange/Ticker:  AMEX/GOK
• Market Capitalization:  $199.3MM
• Enterprise Value $329.7MM*
Trading Data (at 5/28/2008)
• Common Shares Out. 10.3 MM
• Average Volume 32,941 shares/day
• Institutional Ownership 54%
Key Financial Data (at 3/31/2008)
• Cash    $23.8MM
• Debt   $92.0MM
• Debt to Total Cap 31.9%
* Debt, Preferred Equity and Cash as of 3/31/08
About Geokinetics
Ш A Global Geophysical Contractor for
  Customer-Driven Seismic Services in
  Tough Environments & Frontier Zones

 Exploit
Seismic Data Acquisition and Processing
Needed at All Stages of the E&P Cycle
“With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.”
- ExxonMobil, The Lamp (2007 - Number 4)
Ш Increase drilling success rates
Ш Reduce finding and development costs
E&P Project Cycle

Equipment Providers
Sercel (CGV); ION Geophysical; OYO Geospace; Mitcham; Bolt Technologies
Data Acquisition
(Contractors)
WesternGeco (Schlumberger); CGGVeritas;
Petroleum Geo-Services; BGP; Geokinetics;
Dawson; Tidelands; and many more
Data
Processing
and Interpretation
Seismic Industry Structure

Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	US
Geokinetics		✓	✓	✓		✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS	✓	✓			✓	✓		✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓		✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓
Geophysical Market

Geokinetics

Apache Corporation

Chesapeake Energy

Eni

Petrobras

Petronas

eog resources

Gaz de France

SEI Seismic Exchange

Chevron

bhpbilliton

Lukoil Oil Company

Seitel

bp

Santos

OXY

Strong Customer Relationships
(Partial Customer List)

Robust Industry Fundamentals
Ш Seismic crew activity has grown steadily in land and increased rapidly in the marine streamer market in response to commodity prices, but still lags increase in drilling rigs
Ш International plays (NOCs) are a key driver for seismic growth
 – Pressure for continued growth in activity, even at lower
 commodity prices
Ш Seismic crew count in the U.S. is still less than the lowest levels in the 1990s when oil prices were near $20 per barrel
Ш Increasing demand for seabed seismic data acquisition
  (Transition Zone, Ocean Bottom Cable and 4D)
Ш Oil companies reloading prospect inventories
 – Resource plays are big drivers
 – Technical advances drive activity and create barriers to entry
 – Recent trend for more specialized crews and equipment
Ш Fundamentals are strong, but we are continually monitoring for any trend toward overcapacity

Continue to
Leverage
Competitive Advantage
Grow Customer Base
& Expand into New
Markets
Strengthen
Complementary
Service Offerings
ШLeverage competitive advantage and expertise in
difficult land environments and offshore shallow water
zones to maximize profitability.
ШBetter assist customers with full range of seismic
services, from acquisition and processing to
interpretation and management.
ШPresence in 18 of 194 countries worldwide. Further
expand geographic presence and services offered.
Pursue Strategic
Acquisitions / Alliances
As Appropriate
ШContinue to monitor opportunities for prudent
expansion.
Capture New Market
Opportunities
ШLeverage operational expertise to pursue
opportunities in complementary markets such as OBC
Growth Strategy

Strong Experience - Focused Growth - Managing Risk
Operational Experience & Focus

Geokinetics

Calgary, Canada
Denver, CO
Midland, TX
Houston, TX
Bogota, Colombia
Lima, Peru
Rio de Janeiro, Brazil
U.K. Woking
Egypt, Cairo
United Arab Emirates, Dubai
Dhaka, Bangladesh
Singapore
Jakarta, Indonesia
Brisbane, Australia
Recent Operations
Offices
Crew

Global Operations Map

Up the
Escarpment
Elements of Transition Zone
To Shallow
From Deepwater
150 feet
To Level
Ground

Surf Zone - New Zealand
Inter Tidal Zone - India
Typical Transition Zones

Ш Purpose-built vessels designed for cost-
  effective mobilization by air, land
  or sea
 – Up to 65’ in length,
 ultra shallow draft vessels
 – Fit into four 40’ containers
 – Capable of operating
 150 ft. water depth
Shallow Water - Transition Zones,
Lakes, Swamps and Offshore

Ш Launch of OBC operations using first Sercel SeaRay system
Ш Expands offshore capabilities to 500 ft. water depth
Ш Currently using on extensive OBC projects
  on Australia’s N. W. Shelf
Ш Expanding OBC capabilities near-term
 – Enhancing operating efficiency
 – Expanding operations
 – Second SeaRay system on order
 – Capture additional OBC projects
Ocean Bottom Cable (OBC) -
Capitalizing on Opportunities

Areas of Expertise and Opportunity
Ш Mountainous jungle environments
Ш High channel count crews
Ш State-of-the-art domestic operations
Ш Arctic environments
Ш Socially and/or environmentally sensitive areas
Land Operations

Processing & Interpretation
Capabilities
Ш Full suite of onshore and offshore proprietary seismic
  data processing services and interpretation products
 – Geophysical processing
 – Interpretation / well log analysis (existing database)
 – Software
 – Consulting Services
Ш Advanced Technologies for processing new data
  and reprocessing old data with new methods
 – AVO, pre-stack time and depth imaging
 – Multi-component and 4D
Ш Global Reach
 – Offices in US and UK
 – P&I services stretch to all regions of the globe
Ш Complements data acquisition services
 – GROWTH OPPORTUNITY for follow on work;
 currently less than 5%

Processing & Interpretation
Strategy
Ш Reorganization complete - benefits being realized
Ш Complement acquisition, both in onshore and in
  offshore shallow water environments
Ш Enhance multi-component processing capabilities
Ш Enhance 4D processing techniques
Ш Improve profitability through direct awards
 – Recent success with new clients

North American Operations -
Canada
Ш Operated five land crews during Canadian winter (1Q ‘08)
Ш Three ION Vectorseis crews, two Sercel 428/408 crews
Ш Leader in proprietary multi-component data acquisition
Ш Sercel equipment to move internationally for Summer

North American Operations -
United States
Ш Operate up to 8 land crews all year
Ш ION RSR, Sercel 428 / 408 and Aram Aries
Ш Experience throughout U.S.
Ш Competitive advantage in TX & LA swamp/marsh regions
Ш Processing center in Houston, Texas

International Operations -
Latin America
Ш Operate up to 6 land crews all year
Ш Sercel 428 / 408 and Aram Aries
Ш Near-term operations in Bolivia, Brazil and Colombia
Ш Market leader in Colombia with 19 years
  continuous presence
Ш 40 years experience in Brazil with continuous presence
  since 2000

Seismic Recording
Over Difficult Terrain

International Operations -
Eastern Hemisphere
Ш Operate up to 3 land crews, 3 transition zone crews and
  1 OBC crew
Ш Sercel SeaRay, Aram Aries, Sercel 408
Ш Near-term operations in Australia, New Zealand,
  Bangladesh, Egypt, Tanzania and Mozambique
Ш Market leader in transition zone
Ш Sole provider of Sercel SeaRay
Ш Processing center in London (Woking), England

Strong Experience - Focused Growth - Managing Risk
Financial Strength

Geokinetics

($ in thousands)

		3/31/2008		12/31/2007
		Unaudited		*Audited*
Cash and cash equivalents and restricted cash [1]		23,822		16,483
Long-term debt and capital leases (including current portion):				
Credit facility	$	54,242	$	40,537
Other debt		37,754		39,375
Total debt	$	91,996	$	79,912
Redeemable convertible preferred stock		62,200		60,926
Total stockholders' equity		134,005		130,965
Total capitalization	$	288,201	$	271,803
Total Debt / Capitalization		31.9%		29.4%

Capitalization
(1) Includes $1.4 million of restricted cash at 3/31/08 and 12/31/07
Capitalization as of March 31, 2008

Geokinetics

	Three Months Ended		Twelve Months Ended	
	3/31/2008	3/31/2007	12/31/2007	12/31/2006
	Unaudited	*Unaudited*	*Audited*	*Audited*
Statement of Operations information:				
Revenues	$ 120,154	$ 110,964	$ 357,677	$ 225,183
Income (loss from operations)	7,365	12,625	(620)	10,251
Interest expense, net	(1,221)	(3,887)	(15,184) *	(10,819)
Net income (loss)	3,863	6,304	(15,936)	(4,176)
Preferred dividends	1,276	1,178	4,866	206
Net income (loss) applicable to common stockholders	2,587	5,126	(20,802)	(4,382)
Net income (loss) per common share - Diluted	$ 0.24	$ 0.75	$ (2.44)	$ (0.81)
Other Financial information (unaudited):				
Adjusted EBITDA**	18,437	18,615	34,347	23,219
Other Operating Data (at period end, unaudited):				
Crew Count	24	22	23	22
Channel Count (all components)	118,300	94,000	108,000	87,000

*Includes $6.9 million of one-time costs related to the redemption of notes and $5.8 million of interest expense on notes.

** Full-Year 2007 excludes $3.2 million of one-time severance costs (including $2.6 million for President and CEO). Full-Year 2006 excludes $1.4 million of costs incurred for purchase of Grant.

YTD Financial Results
Ш 2006 Pro Forma Results
 ▪ Grant had revenue of $104.2 million and Adjusted EBITDA of $14.8 million for period ended 9/8/06
 ▪ Implies full year 2006 revenue of $329.4 million and Adjusted EBITDA of $38.0 million
 ▪ FY ’07 vs. FY ‘06 combined revenue growth of 9% and Adjusted EBITDA decline of 10%
1Q Revenues up 8% year-over-year; driven by Capital Investment Program
Comparative Actual Financial Results
($ thousands expect per share and operating data)

$120
$100
$80
$60
$40
$20
$0
97.6
58.8
81.1
91.9
111.0
71.6
89.6
85.5
120.2
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
14.1
4.2
11.1
8.6
18.6
1.0
12.4
2.3
18.4
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108

Pro Forma By Quarter
Ш Seasonality is prevalent in operations
 – Results from a variety of factors including Canadian working season in 1Q and thaw in 2Q, and the budgeting cycle of international companies
Ш 2Q07 impacted primarily by severe weather in the U.S. and a job being declared force majeure
Ш Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization of crews and the timing of crew moves
Quarterly Pro Forma Revenue
Quarterly Pro Forma Adjusted EBITDA
($ in millions)
($ in millions)
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07.

Investing for Growth
Ш Invested $95 million in 2007:
 – New state-of-the-art equipment
 (67% received in second half of year)
 – Expanded recording capacity
 – Entered OBC market
 – Upgraded US crews
Ш 2008 capital expenditure budget
  of $65 million*, $26 million invested in 1Q ‘08
Ш 118,000 channels at 3/31/08 vs. 94,000
  channels at 3/31/07, a 20% increase
Ш Maintenance CAPEX averages 3% to 4%
  of revenues
Ш Capital investment decisions are based
  on an average expected payback of
  less than three years EBITDA
*Subject to amendment to loan covenants
Sercel SeaRay

NA
Int'l
417
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
171
140
127
156
156
165
209
172
238
173
235
182
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008

Near-Term Growth
Ш Quarterly record
 seismic data
 acquisition and data
 processing backlog
 of $417 million as of
 March 31, 2008
Ш Substantial amount of
 2008 covered by
 current backlog,
 remainder to be
 completed in 2009 and
 2010
311
283
321
381*
*Includes a $59 million job in Argentina which has been removed from current backlog due to continued delays and uncertainty.
411*
Backlog Trend

2008 Value Drivers
Ш Reap benefit of US Crew Upgrades
  Completed in 1Q ‘08
Ш Increased Recording Capacity
  Driving Revenue Growth
Ш New Operations in Angola, Bolivia, Mozambique
  and Tanzania
Ш Expand TZ / OBC Capacity
Ш Positive Earnings from Processing & Interpretation

Why Buy GOK?
Ш Record backlog provides visible growth through 2008
  and into 2009
Ш Leader in high-value transition zone/OBC niche
Ш Improving data acquisition operating margins
Ш Integration of acquired companies substantially complete
Ш Recent investments of $121 MM in new revenue-generating
  equipment and upgrades
Ш Solid domestic operations with strong
  international upside
Ш First-mover advantage in large markets with
  long-term visibility (Australia and Angola)

RBC Capital Markets
Energy Conference
June 2, 2008
Strong Experience - Focused Growth - Managing Risk